SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2007

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

19 Presidential Way

Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01   Other Events.

On May 18, 2007 at the 2007 Annual Meeting of Stockholders of ArQule, Inc. (the “Registrant”) the stockholders voted:

1.             To elect Michael D. Loberg and Nancy A. Simonian as directors to hold office for a term of three years and until their respective successors are elected and qualified;

2.             To approve an amendment to the Registrant’s Amended and Restated 1996 Director Stock Option Plan to increase the number of shares of common stock available for awards under such plan by 250,000 from 500,500 to 750,500 shares of common stock;

3.             To approve an amendment to the Registrant’s Amended and Restated 1996 Employee Stock Purchase Plan to increase the number of shares of common stock available for purchase by participants in such plan by 370,000 from 1,230,000 to 1,600,000 shares of common stock; and

4.             To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2007.

Section 9—Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

99.1  Report of Matters Voted Upon by Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
Executive Vice President, Chief Business Officer, General Counsel and Secretary

May 29, 2006

Exhibit 99.1

ARQULE, INC.
2007 Annual Meeting of Stockholders

Report of Matters Voted Upon by Stockholders

1.             The 2007 Annual Meeting of Stockholders of the Registrant (the “Annual Meeting”) of ArQule, Inc., a Delaware corporation (the “Company”) was held on May 18, 2007 at The Museum of Science, Science Park, Boston, Massachusetts, commencing at 9:00 a.m., pursuant to notice properly given.

2.             At the close of business on March 30, 2007, the record date for the determination of stockholders entitled to vote at the Annual Meeting, the outstanding voting securities of the Registrant consisted of 35,831,456 shares of common stock, $0.01 par value.  Each of the outstanding shares was entitled to one vote on the matters to come before the Annual Meeting.

3.             At the Annual Meeting 27,448,746 shares, or 76.6%, of the Registrant’s issued and outstanding common stock, were represented in person or by proxy, constituting a quorum.

4.             At the Annual Meeting, each of the following nominees for director received the respective number of votes set forth opposite his name, constituting a plurality of the votes cast, and therefore he has been duly elected as a director of the Company.

	Number of	Number of Votes
Nominee	Votes For	Withheld
Michael D. Loberg	27,250,349	198,397
Nancy A. Simonian	27,264,120	184,626

5.             The following sets forth the tally of the votes cast on the proposal to approve an amendment to our Amended and Restated 1996 Director Stock Option Plan to increase the number of shares of common stock available for awards under such plan by 250,000 from 500,500 to 750,500 shares of common stock.

Number of	Number of	Number of	Percentage
Votes For	Votes Against	Votes Abstaining	For
16,675,299	1,288,558	55,726	92.53

6.             The following sets forth the tally of the votes cast on the proposal to approve an amendment to our Amended and Restated 1996 Employee Stock Purchase Plan to increase the number of shares of common stock available for purchase by participants in such plan by 370,000 from 1,230,000 to 1,600,000 shares of common stock.

Number of	Number of	Number of	Percentage
Votes For	Votes Against	Votes Abstaining	For
17,416,781	552,626	50,176	96.65%

7.             The following sets forth the tally of the votes cast on the proposal to ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2007.

Number of	Number of	Number of	Percentage
Votes For	Votes Against	Votes Abstaining	For
26,805,270	626,696	16,779	97.65%